UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2019

BERRY GLOBAL GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	1-35672	20-5234618
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Oakley Street
Evansville, Indiana 47710
 (Address of principal executive offices / Zip Code)

(812) 424-2904
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BERY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.
Indentures and Senior Secured Notes due 2026 and 2027
On June 5, 2019, Berry Global Escrow Corporation (the “Escrow Issuer”), a wholly owned indirect subsidiary of Berry Global Group, Inc. (“Berry”), issued (i) $1,250,000,000 aggregate principal amount of 4.875% first priority senior secured notes due 2026 (the “First Priority Notes”) pursuant to an indenture, dated as of June 5, 2019, between the Escrow Issuer and U.S. Bank, National Association as trustee (the “First Priority Notes Trustee”) and collateral agent (the “First Priority Notes Indenture”) and (ii) $500,000,000 aggregate principal amount of 5.625% second priority senior secured notes due 2027 (the “Second Priority Notes” and together with the First Priority Notes, the “Notes”) pursuant to an indenture, dated as of June 5, 2019, between the Escrow Issuer and U.S. Bank, National Association as trustee (the “Second Priority Notes Trustee” and together with the First Priority Notes Trustee, the “Trustees”) and collateral agent (the “Second Priority Notes Indenture” and together with the First Priority Notes Indenture, the “Indentures”). Prior to or substantially concurrently with the completion of the previously reported proposed acquisition of the entire issued and to be issued ordinary share capital of RPC Group Plc, Berry Global, Inc. (“BGI”) will assume all obligations under the Notes and the Indentures (the “BGI Assumption”) and the Escrow Issuer will be released from its obligations under the Notes and the Indentures. Prior to the consummation of the BGI Assumption, references to the “Issuer” in this description refer only to the Escrow Issuer. After the consummation of the BGI Assumption, references to the “Issuer” in this description refer only to BGI and not to any of its subsidiaries. The Escrow Issuer is a wholly owned direct subsidiary of BGI and BGI is a wholly owned direct subsidiary of Berry.
First Priority Notes
The First Priority Notes are senior obligations of the Issuer and from and after the Escrow Release Date (as defined in the First Priority Notes Indenture) will have the benefit of the first priority security interest in the collateral described below and will mature on July 15, 2026. The First Priority Notes bear interest at a rate of 4.875% per annum, payable semiannually, in cash in arrears, on January 15 and July 15 of each year, commencing on January 15, 2020, to holders of record at the close of business on January 1 or July 1, as the case may be, immediately preceding the interest payment date.
On or after July 15, 2022, the Issuer may redeem the First Priority Notes at its option, in whole at any time or in part from time to time, upon not less than 30 nor more than 60 days’ prior notice mailed by first-class mail or sent electronically to each holder’s registered address, at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest and additional interest, if any, to, but not including, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the twelve-month period commencing on July 15 of the years set forth below:

Period	Redemption Price
2022	102.438%
2023	101.219%
2024 and thereafter	100.000%

In addition, on or after the Escrow Release Date but prior to July 15, 2022, the Issuer may redeem the First Priority Notes at its option, in whole at any time or in part from time to time, upon not less than 30 nor more than 60 days’ prior notice mailed by first-class mail or sent electronically to each holder’s registered address, at a redemption price equal to 100% of the principal amount of the First Priority Notes redeemed plus the Applicable Premium (as defined in the First Priority Notes Indenture) as of, and accrued and unpaid interest and additional interest, if any, to, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

Notwithstanding the foregoing, at any time and from time to time on or after the Escrow Release Date but on or prior to July 15, 2022, the Issuer may redeem in the aggregate up to 40% of the original aggregate principal amount of the First Priority Notes (calculated after giving effect to any issuance of additional First Priority Notes) with the net cash proceeds of one or more equity offerings by the Issuer or by any direct or indirect parent of the Issuer, in each case to the extent the net cash proceeds thereof are contributed to the common equity capital of the Issuer or used to purchase capital stock (other than Disqualified Stock (as defined in the First Priority Notes Indenture)) of Issuer from it, at a redemption price (expressed as a percentage of principal amount thereof) of 104.875%, plus accrued and unpaid interest to, but not including, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that at least 60% of the original aggregate principal amount of the First Priority Notes (calculated after giving effect to any issuance of additional First Priority Notes) remain outstanding immediately after each such redemption; provided, further, that such redemption shall occur within 90 days after the date on which any such equity offering is consummated upon not less than 30 nor more than 60 days’ notice sent electronically or mailed to each holder of First Priority Notes being redeemed and otherwise in accordance with the procedures set forth in the First Priority Notes Indenture.

Any redemption or notice described above may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of a related equity offering.
From and after the Escrow Release Date, the First Priority Notes will be fully and unconditionally guaranteed, jointly and severally, on a first priority senior secured basis, by each of BGI’s existing and future direct or indirect subsidiaries that guarantees its senior secured credit facilities and its existing second priority senior secured notes, and by Berry on an unsecured basis. Under certain circumstances, subsidiaries may be released from these guarantees without the consent of the holders of the First Priority Notes.
From and after the Escrow Release Date, the First Priority Notes and the guarantees thereof will be unsubordinated obligations of BGI and the guarantors, will be equal in right of payment to all of BGI’s and such guarantors’ existing and future unsubordinated indebtedness and structurally subordinated to all the liabilities of BGI’s subsidiaries that are not or do not become subsidiary guarantors, will be secured by a second priority lien on accounts receivable, inventory and certain related assets that secure BGI’s revolving credit facility and a first priority security interest in substantially all of the assets of BGI and its existing and future guarantor subsidiaries that secure its obligations under its senior secured credit facilities, subject to certain specified exceptions and permitted liens, will be contractually senior to the Second Priority Notes and the existing second priority secured notes in respect of the right to receive proceeds of the collateral, will be effectively senior to all of BGI’s and the subsidiary guarantor’s existing and future indebtedness that is not secured by a lien on the collateral to the extent of the value of the collateral securing the First Priority Notes, and will be effectively junior to the obligations under BGI’s revolving credit facility to the extent of the value of the collateral that secures such facility on a senior basis.

Second Priority Notes
The Second Priority Notes are senior obligations of the Issuer and from and after the Escrow Release Date (as defined in the Second Priority Notes Indenture) and until the occurrence of a Collateral Fall-Away Event (as defined in the Second Priority Notes Indenture) will have the benefit of the second priority security interest in the collateral described below and will mature on July 15, 2027. The Second Priority Notes bear interest at a rate of 5.625% per annum, payable semiannually, in cash in arrears, on January 15 and July 15 of each year, commencing on January 15, 2020, to holders of record at the close of business on January 1 or July 1, as the case may be, immediately preceding the interest payment date.
On or after July 15, 2022, the Issuer may redeem the Second Priority Notes at its option, in whole at any time or in part from time to time, upon not less than 30 nor more than 60 days’ prior notice mailed by first-class mail or sent electronically to each holder’s registered address, at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest and additional interest, if any, to, but not including, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the twelve-month period commencing on July 15 of the years set forth below:

Period	Redemption Price
2022	102.813%
2023	101.406%
2024 and thereafter	100.000%

In addition, on or after the Escrow Release Date but prior to July 15, 2022, the Issuer may redeem the Second Priority Notes at its option, in whole at any time or in part from time to time, upon not less than 30 nor more than 60 days’ prior notice mailed by first-class mail or sent electronically to each holder’s registered address, at a redemption price equal to 100% of the principal amount of the Second Priority Notes redeemed plus the Applicable Premium (as defined in the Second Priority Notes Indenture) as of, and accrued and unpaid interest and additional interest, if any, to, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

Notwithstanding the foregoing, at any time and from time to time on or after the Escrow Release Date but on or prior to July 15, 2022, the Issuer may redeem in the aggregate up to 40% of the original aggregate principal amount of the Second Priority Notes (calculated after giving effect to any issuance of additional Second Priority Notes) with the net cash proceeds of one or more equity offerings by the Issuer or by any direct or indirect parent of the Issuer, in each case to the extent the net cash proceeds thereof are contributed to the common equity capital of the Issuer or used to purchase capital stock (other than Disqualified Stock (as defined in the Second Priority Notes Indenture)) of Issuer from it, at a redemption price (expressed as a percentage of principal amount thereof) of 105.625%, plus accrued and unpaid interest to, but not including, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that at least 60% of the original aggregate principal amount of the Second Priority Notes (calculated after giving effect to any issuance of additional Second Priority Notes) remain outstanding immediately after each such redemption; provided, further, that such redemption shall occur within 90 days after the date on which any such equity offering is consummated upon not less than 30 nor more than 60 days’ notice sent electronically or mailed to each holder of Second Priority Notes being redeemed and otherwise in accordance with the procedures set forth in the Second Priority Notes Indenture.
Any redemption or notice described above may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of a related equity offering.
From and after the Escrow Release Date, the Second Priority Notes will be fully and unconditionally guaranteed, jointly and severally, on a second priority senior secured basis, by each of BGI’s existing and future direct or indirect subsidiaries that guarantees its senior secured credit facilities and its existing second priority senior secured notes, and by Berry on an unsecured basis. Under certain circumstances, subsidiaries may be released from these guarantees without the consent of the holders of the Second Priority Notes.
From and after the Escrow Release Date, the Second Priority Notes and the guarantees thereof will be unsubordinated obligations of BGI and the guarantors equal in right of payment to all of BGI’s and such guarantors’ existing and future unsubordinated indebtedness. Prior to a Collateral Fall-Away Event, the Second Priority Notes and the guarantees thereof by existing and future subsidiary guarantors will be secured by a junior priority security interest in substantially all of the assets of BGI and the existing and future subsidiary guarantors that guarantee its obligations under its senior secured credit facilities, subject to certain specified exceptions and permitted liens, and will rank senior to all of BGI’s and the subsidiary guarantor’s existing and future indebtedness that is not secured by a lien on the collateral to the extent of the value of the collateral securing the Second Priority Notes.

Escrow Arrangements

Pursuant to the First Priority Notes Indenture, the Issuer deposited into an escrow account with U.S. Bank National Association (the “First Priority Escrow Agent”) the gross proceeds of the First Priority Notes together with an additional amount which with such gross proceeds would be sufficient to pay the Escrow Redemption Price (as defined below) of the First Priority Notes in the event of a mandatory redemption as described below. Pursuant to the Second Priority Notes Indenture, the Issuer deposited into an escrow account with U.S. Bank National Association (the “Second Priority Escrow Agent” and together with the First Priority Escrow Agent, the “Escrow Agents”) the gross proceeds of the Second Priority Notes together with an additional amount which with such gross proceeds would be sufficient to pay the Escrow Redemption Price (as defined below) of the Second Priority Notes in the event of a mandatory redemption as described below. Each segregated escrow account and the amounts held therein will be pledged for the benefit of the holders of the applicable Notes. The funds held in each segregated escrow account will be released to the Issuer or such other person as the Issuer directs, upon delivery by the Issuer to the applicable Escrow Agent and the applicable Trustee of an officer’s certificate stating that prior to or substantially concurrently with the Escrow Release Date (i) the Escrow Conditions (as defined in each Indenture) have been satisfied and (ii) joinders to the applicable intercreditor agreements and security documents or new security documents, as applicable, creating the liens on personal property securing the Notes, will be executed and delivered on the terms described in the Indentures.

If the Escrow Conditions are not satisfied on or prior to October 29, 2019, or such earlier date as BGI determines in its sole discretion that any of the Escrow Conditions, including the BGI Assumption, cannot be satisfied, the Escrow Issuer will be required to redeem the Notes no later than five (5) business days thereafter at a price equal to 100% of the gross proceeds of the Notes, together with accrued and unpaid interest, if any, on the aggregate principal amount of the Notes from June 5, 2019 to, but not including, the date of redemption (collectively, the “Escrow Redemption Price”). Funds held in the segregated escrow accounts would be released and applied to pay for any such redemption. Prior to the consummation of the BGI Assumption, the Notes will be solely the obligations of the Escrow Issuer and not of Berry, BGI or any of their respective subsidiaries other than the Escrow Issuer.

General
From and after the Escrow Release Date, under certain circumstances, the Issuer and the subsidiary guarantors are entitled to the release of property and other assets included in the collateral from the liens securing the Notes.
From and after the Escrow Release Date, upon the occurrence of certain changes of control of the Issuer, each holder of the applicable Notes will have the right to require the Issuer to repurchase all or any part of such holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

The Indentures contains a number of restrictive covenants, including those relating to the ability of the Issuer to:

● incur or guarantee additional indebtedness;
● pay dividends and make other restricted payments;
● create restrictions on the payment of dividends or other distributions to BGI from its restricted subsidiaries;
● create or incur certain liens;
● make certain investments;
● engage in transactions with affiliates;
● engage in sales of assets and subsidiary stock; and

transfer all or substantially all of BGI’s assets or enter into merger or consolidation transactions.

Certain covenants will cease to apply to the applicable Notes when such Notes have investment grade ratings from two or more of Moody’s Investors Service, Inc., S&P Global Ratings, a division of S&P Global Inc. and Fitch Ratings, Inc. (collectively, the “Ratings Agencies”), provided that no event of default has occurred and is continuing. Additionally, the change of control repurchase requirement described above will be suspended with respect to the applicable Notes during all periods when such Notes have investment grade ratings from any two or more of the Ratings Agencies, provided that no default has occurred and is continuing.

Upon the occurrence of certain events of default specified in the Indentures, the principal of, premium, if any, interest and any other monetary obligations on all the then outstanding applicable Notes may become due and payable immediately.

The foregoing description of the Notes and the Indentures governing the Notes is qualified in its entirety by reference to the actual text of the Indentures governing the Notes (including the forms of Notes included therein), which are filed herewith as Exhibits 4.1 and 4.2 and are incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
4.1
Indenture, by and between Berry Global Escrow Corporation and U.S. Bank National Association, as Trustee and Collateral Agent, relating to the 4.875% First Priority Senior Secured Notes due 2026, dated June 5, 2019.

4.2
Indenture, by and between Berry Global Escrow Corporation and U.S. Bank National Association, as Trustee and Collateral Agent, relating to the 5.625% Second Priority Senior Secured Notes due 2027, dated June 5, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERRY GLOBAL GROUP, INC.
(Registrant)

Dated: June 6, 2019 F	By:	/s/ Jason K. Greene
	Name:	Jason K. Greene
	Title:	Executive Vice President, Chief Legal Officer and Secretary